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                                                                      EXHIBIT 10

                            LETTER OF INTENT BETWEEN
                  IPSL, INC. AND QUINTESSENCE OIL CORPORATION



        Quintessence Oil Company a Wyoming corporation, hereinafter referred to as "QTSN", the shareholders of IPSL, Inc. who collectively the "SHAREHOLDERS" of IPSL, Inc. ("IPSL"), agree as follows:

                   ARTICLE 1. PROPOSED PLAN OF REORGANIZATION

                               PLAN TO BE ADOPTED

        Section 1.01 The plan if adopted will be a Plan of Reorganization of QTSN and IPSL, pursuant to the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, is adopted as follows:

        (a) SHAREHOLDERS will transfer to QTSN one hundred percent (100%) of the issued and outstanding shares of the common stock of IPSL as set forth in Exhibit "A" attached hereto.

        (b) In exchange for the shares transferred by SHAREHOLDERS, QTSN will issue and cause to be delivered to SHAREHOLDERS 1,500,000 shares of common stock, par value $0.00001, of QTSN.

                                  CLOSING DATE

        Section 1.02 Subject to the conditions precedent set forth herein, the parties shall consummate the transaction and the plan of reorganization on or prior to May 30, 1999, or at such other time as selected by QTSN but no later than June 15, 1999 without the mutual consent of the parties hereto.

                    ARTICLE 2. WARRANTIES AND REPRESENTATIONS
                            OF QUINTESSENCE OIL, INC.

        Section 2.01 QUINTESSENCE OIL is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wyoming.

        Section 2.02 QUINTESSENCE OIL will obtain the corporate power and authority to enter into this Plan and Agreement of Reorganization.

        Section 2.03 QUINTESSENCE OIL will have at least 1,500,000 shares of common stock authorized but unissued as of the date of this transaction.

        Section 2.04 There will be no liens, pledges, chattel mortgages, or other encumbrances of any kind against the 1,500,000 shares of common stock to be issued by QUINTESSENCE OIL pursuant to this transaction.



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                            LETTER OF INTENT BETWEEN
                  IPSL, INC. AND QUINTESSENCE OIL CORPORATION






ARTICLE 3. THE FOLLOWING WARRANTIES AND REPRESENTATIONS OF IPSL INC. AND THE SHAREHOLDERS OF IPSL INC. WILL BE MADE AS PART OF THE CLOSING.


        Section 3.01 IPSL is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

        Section 3.02 IPSL has the corporate power and authority to enter into this Plan and Agreement of Reorganization.

        Section 3.03 By executing this Agreement and Plan of Reorganization, IPSL is acting solely for its own behalf.

        Section 3.04 SHAREHOLDERS are acquiring the 1,500,000 shares of common stock of QUINTESSENCE OIL for their own behalf and not with a view to distribute or transfer the shares to a third party.

                (a) Seller will not, directly or indirectly, offer or sell, transfer or otherwise dispose of all or any portion of the Shares, or solicit any offer to buy, purchase or otherwise acquire all or any portion of the Shares, after the Closing Date, unless the Shares are duly registered under the Securities Act of 1933, as amended (the "Act") and under applicable state securities laws, or such proposed offer, sale, transfer or other disposition of the Shares is exempt from the registration requirements of the Act and applicable state securities laws.

                (b) Certificates representing the Shares may bear a legend in form and substance satisfactory to counsel for Buyer referring to the investment commitment contained in this Agreement, that the Shares have not been registered under the Act or any state securities laws, and that no transfer of the Shares may be made unless the Shares are registered under the Act or an exemption from such registration is available.

                (c) Seller will provide Buyer with all information relating to Seller, including complete details as to their proposed disposition of the Shares, required in connection with any Registration Statement filed pursuant to this Agreement and any amendments thereto or required by the Securities and Exchange Commission.



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                            LETTER OF INTENT BETWEEN
                  IPSL, INC. AND QUINTESSENCE OIL CORPORATION




        Section 3.05 The assets of QUINTESSENCE OIL are sufficient to permit it to purchase the IPSL shares in accordance with the terms of this Agreement;



        Section 3.06 SHAREHOLDERS and IPSL will have had access to the extent it deems necessary to the financial information of QUINTESSENCE OIL sufficient to permit it to evaluate the business of QUINTESSENCE OIL and the merits and risks associated with the purchase of the QUINTESSENCE OIL shares described herein;


                 ARTICLE 4. COVENANTS OF QUINTESSENCE OIL, INC.

        Section 4.01 At the Closing, QUINTESSENCE OIL shall undertake to deliver to IPSL certificates for the QUINTESSENCE OIL shares to be issued;

        Section 4.02 From the date of execution of this Agreement, QUINTESSENCE OIL shall take no action that would encumber or restrict the QUINTESSENCE OIL shares to be issued;

        Section 4.03 QUINTESSENCE OIL will file all disclosure documents required by state and federal securities law upon the execution and consummation of this Agreement.


                 ARTICLE 5. COVENANTS OF QUINTESSENCE OIL, INC.


        Section 5.01 QUINTESSENCE OIL will assist IPSL in filing all disclosure documents required by state and federal securities law upon the execution and consummation of this Agreement.


                      ARTICLE 6. CONDUCT OF THE BUSINESS OF
                      QUINTESSENCE OIL INC. PENDING CLOSING


        Section 6.01 (a) QUINTESSENCE OIL will afford SHAREHOLDERS and accredited representatives, from the date hereof until consummation of the plan of reorganization, full access during normal business hours to all books, accounts, contracts, commitments, and records of every kind of QUINTESSENCE OIL in order that SHAREHOLDERS may have full opportunity to investigate the affairs of QUINTESSENCE OIL.


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                            LETTER OF INTENT BETWEEN
                  IPSL, INC. AND QUINTESSENCE OIL CORPORATION



                     (b) SHAREHOLDERS will use any information so secured only for his own purposes in connection with the consummation of the transaction contemplated hereby and will not divulge the information to any persons not entitled thereto.


                        ARTICLE 7. CONDUCT OF BUSINESS OF
                              IPSL PENDING CLOSING

        Section 7.01 (a) SHAREHOLDERS will cause IPSL to afford the officers and accredited representatives of QUINTESSENCE OIL, from the date hereof until consummation of the plan of reorganization, full IPSL during normal business hours to all books, accounts, contracts, commitments, and records of every kind of IPSL in order that QUINTESSENCE OIL may have full opportunity to make such investigation as it shall desire to make of, and to keep itself informed with respect to, the affairs of IPSL.

                     (b) QUINTESSENCE OIL will use any information so secured only for its own purposes in connection with the consummation of the transaction contemplated hereby and will not divulge the information to any persons not entitled thereto.

        Section 7.02 SHAREHOLDERS will cause IPSL to carry on its business in substantially the same manner as heretofore.


                     ARTICLE 10. CONSUMMATION OF TRANSACTION

        Section 10.01 SHAREHOLDERS will deliver to QUINTESSENCE OIL, at the closing, certificates representing one hundred percent (100%) of the issued and outstanding shares of stock of IPSL. See Section 12 regarding irrevocable requirement of the Shareholders of IPSL to close.

        Section 10.02 QUINTESSENCE OIL shall deliver to SHAREHOLDERS, on the closing date, certificates representing 1,500,000 shares of common stock of QUINTESSENCE OIL.

        Section 10.03 QUINTESSENCE OIL shall pay its own expenses, and SHAREHOLDERS shall pay their own expenses and costs incident to the preparation of this agreement and to the consummation of the plan of reorganization.


                   ARTICLE 11. INTERPRETATION AND ENFORCEMENT


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                            LETTER OF INTENT BETWEEN
                  IPSL, INC. AND QUINTESSENCE OIL CORPORATION



        Section 11.01 Any notice or other communication required or permitted hereunder shall be deemed to be properly given when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid.

        Section 11.02 (a) Except as limited by the provisions of subsection (b) of this Section, this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties, as well as to the parties.

                      (b) Any assignment of this agreement or the rights hereunder of any of the parties, without the written consent of the other parties hereto, shall be void.

        Section 11.03 This instrument and any exhibits hereto contain the entire agreement between the parties with respect to the transaction contemplated hereby. It may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts together constitute only one and the same instrument.

        Section 11.04 The validity, interpretation, and performance of this agreement shall be controlled by and construed under the laws of the State of California.



IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the dates set forth below.

QUINTESSENCE OIL COMPANY:


By: ___________________________     Dated: ________________________
     Raymond Wedel, President




IPSL, Inc.



By: ____________________________    Dated: _________________________
      Michel Attias, President



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                            LETTER OF INTENT BETWEEN
                  IPSL, INC. AND QUINTESSENCE OIL CORPORATION


                                   EXHIBIT "A"

                           SHAREHOLDERS OF IPSL, INC.:


Shares Owned: ______________________________


By: _________________________________          Dated:___________________


Shares Owned: ______________________________


By: _________________________________          Dated:___________________


Shares Owned: ______________________________


By: _________________________________          Dated:___________________


Shares Owned: ______________________________


By: _________________________________          Dated:___________________


Shares Owned: ______________________________


By: _________________________________          Dated:___________________

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